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Exhibit 10.41
CONVERTIBLE PROMISSORY NOTE

$1,000,000                                                         June 5, 2000


This Convertible Promissory Note ("Note") is being executed and delivered to & Capital Partners, L.P. a Delaware limited partnership (hereinafter "Lender"), in consideration for Lender's advancing funds to Westar Financial Services Incorporated ("Borrower").

         WHEREAS, Borrower is attempting to secure equity financing from several parties through the issuance of Series C Preferred Stock in Borrower;

         WHEREAS, Borrower has immediate cash needs that must be met before a closing of the Series C Preferred Stock is possible; and

         WHEREAS, Lender is willing to assist Borrower with its immediate cash needs by loaning Borrower $1,000,000 upon the condition that such amount is convertible into Borrower's Series C Preferred Stock upon the closing of a transaction, the terms of which are acceptable to Lender, to sell shares of Borrower's Series C Preferred Stock.

NOW, THEREFORE, in consideration of the premises, and in order to induce Lender to advance funds to Borrower, the parties hereby agree as follows:

1. PRINCIPAL; INTEREST; MATURITY. For value received, Borrower hereby promises to pay to the order of Lender the principal sum of $1,000,000 ("Principal") with interest at a rate of nine percent (9%) per annum. The principal sum, together with all interest accrued thereon, shall be due and payable in full by Borrower three (3) months from the date hereof. There shall be no prepayment penalty.

2. CONVERSION. The Principal and all accrued interest thereon (the "Conversion Amount") shall automatically and immediately convert into fully paid and non-assessable shares of Series C Preferred Stock of the Borrower upon the closing of a transaction, the terms of which are acceptable to Lender, to sell shares of Company's Series C Preferred Stock. The Conversion Amount will convert into the number of non-fractional shares equal to the quotient of A) the Conversion Amount, divided by B) the initial purchase price per share of Series C Preferred Stock. Borrower will pay cash to Lender for any remainder of the Conversion Amount in lieu of issuing fractional shares. This right of conversion is subject only upon Lender's surrender of this Convertible Promissory Note and execution by Lender of any and all appropriate Series C Preferred Stock purchase documents, in form satisfactory to the Company.

3. SECURITY. Borrower hereby acknowledges that this Note will be included as a Secured Obligation under that certain Security Agreement between Lender and Borrower dated April 15, 1997 ("Security Agreement"), with this provision serving as written amendment to the Security Agreement for such purpose.

4. SUBORDINATION. Lender hereby acknowledges that the Security Agreement is subordinate in rights to that certain Bank One Security Interest between Bank One and Borrower; provided, however, that conversion of this Note into shares of Series C Preferred Stock shall not be affected by such subordination.

5. DEMAND RIGHTS. This Note shall become due and payable immediately, without demand or notice, upon the occurrence of any of the following:

         (a) Discovery that any misrepresentation was made to Lender by or on behalf of Borrower for the purpose of obtaining the funds advanced hereunder;

         (b) The voluntary or involuntary application for, or appointment of, a receiver for Borrower;

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         (c) The filing of a voluntary or involuntary petition by or on behalf of Borrower under any of the provisions of the federal bankruptcy laws;

         (d) The issuance of a warrant of attachment or for distraint, or of a notice of tax lien against Borrower;

         (e) The entry of a judgment against Borrower;

         (f) Borrower's failure to pay, withhold, collect, or remit any tax or tax deficiency when assessed or due;

         (g) Borrower's dissolution;

         (h) A bulk sale of Borrower's business assets or notice of Borrower's intent to do so;

         (i) Suspension or liquidation of Borrower's business;

         (j) Failure on the part of Borrower, after demand, to furnish financial information or to permit inspection of any books or records; or

         (k) Default in payment or performance of any other obligation to Lender, whether made directly between Borrower and Lender or made by Borrower and acquired in any manner by Lender.

6. COLLECTION EXPENSES. Borrower agrees to pay the actual expenditures made in any attempt to collect the amount due pursuant to this Note.

7. ATTORNEY'S FEES. Borrower agrees that if any legal action is necessary to enforce or collect this note, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which the party may be entitled.

8. CHOICE OF LAW. This Note shall be construed under the laws of the State of California, including the Uniform Commercial Code as enacted and enforced in the State of California.

9. WAIVERS. The undersigned waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement, or guarantee of this interest.

IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the date first above written.

BORROWER:

WESTAR FINANCIAL SERVICES INCORPORATED



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     By: R.W. Christensen, Jr.
     Its: President

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